[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) MUNICIPAL
                    BOND FUND
                    ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames


Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers
    o  analysis of the company's financial statements and balance sheets
    o  contact with the company's current and potential customers
    o  contact with the company's competitors
    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 6.51% and Class B shares 5.70%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 6.77% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.10%.

Q.  WHAT HELPED THE FUND PERFORM BETTER THAN ITS LIPPER PEERS?

A. A higher overall credit quality was the main reason the fund was able to outperform its Lipper peers. Similar funds had higher weightings than we did in bonds rated "BBB" and below. Over the past 12 months, lower-quality credits underperformed, so our focus on higher-quality investment-grade municipal bonds was the major reason we did better. We also believe our ability to choose spots on the yield curve through quantitative research helped us relative to our competitors. We focused on the 15- to 20-year segment of the yield curve and were able to capture almost as much yield as even longer-term municipal bonds, but at much lower risk.

Q.  WHAT WAS THE INTEREST RATE ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?

A. One could divide the past year into two distinct periods. The first took place from August 1999 until May 2000. During that period, interest rates were generally on the rise, peaking first in January and again in May of 2000. The Federal Reserve Board (the Fed) tightened monetary policy by raising short-term interest rates four times in order to stem growth and head off inflation. Interest rates were driven higher by rising inflation and inflationary expectations due to strong economic growth, low unemployment, strong job creation, higher labor costs, and climbing oil prices. During the second period, from mid-May through August 31, 2000, rates generally declined as economic activity moderated. Housing sales declined from their peaks, retail sales slowed, job creation diminished, and labor costs (as measured by average hourly earnings) moderated. All of these signs pointed to an economy that was still growing, but at a slower pace than we had seen over the preceding nine months. Investors became heartened as this evidence seemed to confirm that the Fed's monetary policy had succeeded in slowing the economy just enough to avoid inflation without causing a recession.

Q. HOW DID THE MUNICIPAL MARKET FARE COMPARED TO THE OTHER SECTORS OF THE FIXED-INCOME MARKET?

A. Compared to Treasuries, municipal bonds performed better during the period when interest rates were rising, then lagged as rates leveled off. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Historically, municipal bonds have tended to outperform Treasuries during periods of rising interest rates and to lag Treasuries when interest rates decline. Municipal bond underperformance was exacerbated during the second part of the fiscal year due to two moves taken by the U.S. Treasury. First, the Treasury announced it would issue less debt going forward because the government's lending needs had declined as a result of the federal budget surplus. Second, the Treasury began to buy back some of its outstanding debt, particularly longer-term issues that pay higher interest. Market participants became particularly enamored of Treasury bonds, fearing that perhaps Treasuries would become scarce. This demand drove a strong rally in Treasury bonds.

    Municipal bonds performed basically in line with taxable bond sectors such as agencies, mortgage-backed securities, and corporate bonds. We felt municipal bond prices at the end of the fiscal year were not attractive enough to spawn increased demand. In addition, it appeared to us that property and casualty insurance companies -- traditional buyers of municipal bonds -- generally were not profitable enough to spark the kind of demand that might send municipal bond prices higher.

    Offsetting the muted demand for municipals, issuance was down about 20% year to date through August 2000 compared to the same period in 1999. As with Treasuries, the healthy economy has reduced the need for municipalities to come to market with debt because their revenues have been healthy enough to sustain their projects. With both reduced demand and diminished supply, the municipal market has remained relatively balanced.

Q.  DID YOU ADJUST THE FUND'S STRATEGY BASED ON THE MARKET ENVIRONMENT?

A. Our broad strategies with the fund remained unchanged. We pursue a research-driven approach, relying on both fundamental, bottom-up credit analysis as well as strong quantitative research. As usual, we did not make any significant interest-rate bets because we don't believe they are an effective method of adding value for shareholders. As a result, we kept the fund's duration -- a measure of its sensitivity to changes in interest rates -- neutral to the Lehman Index and at times a bit conservative during the first part of the year when interest rates were on the rise. For the last four or five months of the period, we maintained a neutral interest-rate stance so the fund could participate in the overall bond market rally. Beyond that, our main focus was to add value through both yield curve and credit analysis.

    More recently, we've looked to add some investments in lower-quality credits because we think they've fallen to very attractive valuations relative to higher-quality bonds. Indeed, spreads between "AAA"- and "BBB"-rated securities have been at their widest level in four years. In particular, we have been looking to add bonds that our team of analysts believe will compensate the fund well for their added risk, as long as our research convinces us that the issuer is stable.

Q.  WHICH SECTORS DID YOU FIND PARTICULARLY ATTRACTIVE?

A. Due to the strength of state and local governments, we've focused on general obligation and tax-backed bonds of municipalities with historically conservative managements. We feel that strong budget surpluses nationwide will be sustained by strong revenue growth. We've also continued to accumulate bonds issued by agencies that provide below-market-rate mortgages to people in targeted income brackets. These bonds provide incremental income and are often secured by federal agencies such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Our focus also has been on specific securities that have low volatility and may minimize prepayment risk normally found in housing bonds.

    We were also positive on the utilities sector, which offered great opportunities created by the uncertainty brought on by deregulation. We've looked for utilities that we believe enjoy a competitive advantage by carrying little debt and by providing relatively low-cost power.

    For some time, we've been cautious about the health care sector. However, we've recently added to the fund's health care stake by establishing positions in rural hospitals that have enjoyed high market share and little competition.

Q.  DID YOU FAVOR ANY STATES OR REGIONS?

A. No. We have seen strength everywhere due to the sustained success of the U.S. economy and conservative fiscal management by state governments.

Q.  WHAT IS YOUR OUTLOOK FOR THE REST OF 2000 AND THE BEGINNING OF 2001?

A. It looks as if the economy is moderating, which would be a good environment for bonds. Slower growth would help relieve inflationary pressures without hurting the credit quality of the markets. We're cautiously optimistic, and we will look out for risks posed by such factors as tight labor markets, or any sudden re-acceleration of growth. No matter what the economic environment, our main goal will be to add value through thorough credit and quantitative research.

 /s/ Michael L. Dawson                     /s/ Geoffrey L. Schechter

     Michael L. Dawson                         Geoffrey L. Schechter
     Portfolio Manager                         Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MICHAEL L. DAWSON IS ASSISTANT VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MR. DAWSON WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN MAY 1999.

GEOFFREY L. SCHECHTER, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. MR. SCHECHTER JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                        FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                        OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  DECEMBER 16, 1976

CLASS INCEPTION:        CLASS A  DECEMBER 16, 1976
                        CLASS B  SEPTEMBER 7, 1993

SIZE:                   $1.3 BILLION NET ASSETS AS OF AUGUST 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 2000)

                              MFS              Lehman Brothers
                           Municipal              Municipal
                      Bond Fund - Class A         Bond Index
                      -------------------      ---------------
August, 1990                $ 9,525                $10,000
August, 1992                 12,021                 12,427
August, 1994                 13,543                 13,963
August, 1996                 15,212                 15,997
August, 1998                 17,666                 18,988
August, 2000                 18,631                 20,375

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.51%       +13.56%       +28.07%       +95.41%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.51%       + 4.33%       + 5.07%       + 6.93%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +1.45%       + 2.65%       + 4.06%       + 6.41%
---------------------------------------------------------------------------------------------------------

CLASS B

                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.70%       +10.82%       +22.76%       +83.46%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +5.70%       + 3.48%       + 4.19%       + 6.26%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +1.72%       + 2.60%       + 3.86%       + 6.26%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average general municipal debt fund+                     +5.10%       + 3.83%       + 5.02%       + 6.77%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                    +6.77%       + 5.25%       + 6.03%       + 7.38%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

QUALITY RATINGS

"AAA"               63.3%
"AA"                15.2%
"A"                 14.1%
"BBB"                3.6%
Not Rated            3.8%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Municipal Bonds - 98.4%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)          VALUE
------------------------------------------------------------------------------
General Obligation - 17.6%
  Birmingham, AL, 5.75s, 2019                          $  1,000 $    1,027,710
  Chicago, IL, FGIC, 6.125s, 2020                         3,785      3,964,598
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012      2,500      2,780,100
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017      3,000      2,989,320
  Chicago, IL, Board of Education, FGIC, 5.875s, 2017 3,715 3,841,459 Chicago, IL, Board of Education, RITES, FGIC,
    5.887s, 2019+ (++)                                    5,000      4,778,600
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012      2,550      1,347,752
  Chicago, IL, RITES, 6.554s, 2018+ (++)                  5,900      6,022,838
  Clark County, NV, School District, "A", MBIA,
    7s, 2010                                              4,000      4,662,480
  Clark County, NV, School District, "B", FGIC,
    5.5s, 2016                                            5,000      5,052,250
  Commonwealth of Massachusetts, 6s, 2015                 3,700      3,962,774
  Commonwealth of Massachusetts, 5s, 2017                18,940     18,042,055
  Cranston, RI, FGIC, 6.375s, 2017                          830        901,438
  Delaware County, OH, 6.25s, 2016                        1,000      1,086,260
  Detroit, MI, 6.25s, 2009                                5,235      5,510,256
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017     6,000      6,056,460
  District of Columbia, MBIA, 6.5s, 2010                  5,705      6,392,738
  Dodgeland, WI, School District, FGIC, 6s, 2016          3,525      3,714,010
  Florida Board of Education, Capital Outlay,
    9.125s, 2014                                          1,735      2,336,160
  Forsyth County, GA, School District, 6s, 2015             725        785,175
  Forsyth County, GA, School District, 6s, 2016             865        931,328
  Hidalgo County, TX, AMBAC, 6s, 2016                     1,005      1,063,109
  Highland Park, TX, Independent School District,
    5.125s, 2016                                          2,525      2,470,334
  Houston County, AL, AMBAC, 6.25s, 2019                  3,315      3,560,940
  Jackson, MI, Public Schools System, FGIC, 6s, 2013 1,500 1,628,520 Kane Cook DuPage County, IL, School District, FSA,
    6.5s, 2017                                            1,345      1,462,405
  Kane Cook DuPage County, IL, School District, FSA,
    6.375s, 2019                                          1,245      1,334,329
  Lane County, OR, School District, 6.25s, 2016           1,150      1,241,908
  Lane County, OR, School District, 6.25s, 2017           1,000      1,078,320
  Leander, TX, Independent School District, PSF-GTD,
    0s, 2018                                              4,885      1,631,541
  Lewisville, TX, Independent School District, PSF,
    5s, 2018                                              8,500      8,036,070
  Linn County, OR, Community School District, MBIA,
    6.125s, 2016                                          1,225      1,317,720
  Linn County, OR, Community School District, MBIA,
    6.125s, 2018                                          1,000      1,066,470
  Linn County, OR, Community School District, MBIA,
    6.125s, 2020                                          1,240      1,313,656
  Manchester, NH, 5.875s, 2019                            2,270      2,340,370
  Mobile County, AL, 6s, 2014                             3,200      3,371,744
  New York City, NY, 7.5s, 2002                          12,500     12,998,250
  New York City, NY, 7.5s, 2006                           3,625      3,820,569
  New York City, NY, 7.65s, 2006                             10         10,560
  New York City, NY, 7.5s, 2007                          15,500     16,329,715
  New York City, NY, 7.7s, 2009                              60         63,407
  New York City, NY, FGIC, 5.75s, 2013                    8,500      8,941,830
  New York City, NY, FGIC, 5.75s, 2014                    9,500      9,903,940
  New York City, NY, FGIC, 5.75s, 2015                   11,085     11,475,635
  New York City, NY, "B", 7.5s, 2008                      7,060      7,442,864
  Rockwall, TX, Independent School District, PSF,
    0s, 2014                                              2,000        919,720
  San Antonio, TX, 5s, 2020                               2,990      2,752,175
  Snohomish County, WA, School District, 6s, 2014         1,690      1,806,458
  Southlake, TX, AMBAC, 0s, 2018                          1,835        626,634
  Southlake, TX, AMBAC, 0s, 2021                          3,150        864,801
  State of California, RITES, 6.977s, 2012+ (++)          6,000      6,894,600
  State of California, 5.5s, 2013                         5,000      5,399,650
  State of California, RITES, 7.477s, 2017+ (++)          6,875      7,648,644
  State of Florida, Broward County Expressway
    Authority, 10s, 2014                                  4,350      6,232,897
  State of Washington, 6.75s, 2010                        3,880      4,442,057
  State of Washington, 6s, 2012                           4,360      4,745,816
  Wasco County, OR, FSA, 6s, 2017                         1,360      1,451,474
                                                                --------------
                                                                $  233,874,893
------------------------------------------------------------------------------
State and Local Appropriation - 18.2%
  California Public Works Board, Lease Rev.
    (University of California), 5.5s, 2014             $  4,500 $    4,826,970
  Chicago, IL, Board of Education, MBIA, 6.25s, 2009      5,160      5,653,967
  Chicago, IL, Board of Education, MBIA, 6.25s, 2015     20,295     22,336,068
  Delaware Valley, PA, Regional Finance Authority,
    RITES, AMBAC, 6.435s, 2018(++)                       16,250     16,710,687
  Fayette County, GA (Criminal Justice Center),
    6.25s, 2020                                           1,000      1,071,450
  Indiana Office Building Commission, Miami
    Correctional Phase 1A, AMBAC, 5.5s, 2016              4,690      4,729,443
  Indiana Office Building Commission, Miami
    Correctional Phase 1A, AMBAC, 5.5s, 2017              1,400      1,407,210
  Kentucky Property & Buildings Commission, Project
    Number 65, FSA, 5.85s, 2015                           4,000      4,302,440
  Kentucky Property & Buildings Commission, Project
    Number 65, FSA, 5.9s, 2016                            4,500      4,736,295
  Massachusetts Bay Transportation Authority,
    6.1s, 2013                                           10,200     11,239,890
  Massachusetts Bay Transportation Authority,
    5.875s, 2015                                          4,500      4,819,770
  Massachusetts Bay Transportation Authority, 7s, 2021 10,185 12,038,568 Massachusetts Bay Transportation Authority, FGIC,
    5s, 2023                                             10,000      9,273,700
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                  5,280      5,504,875
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                 5,600      5,862,080
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                          25,150     26,447,237
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                           5,000      5,257,900
  New York Dormitory Authority Rev. (City University),
    AMBAC, 5.25s, 2015                                    5,000      4,978,050
  New York Dormitory Authority Rev. (State University),
    5s, 2013                                              3,660      3,564,511
  New York Dormitory Authority Rev. (State University),
    5.5s, 2013                                            7,000      7,216,860
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 6s, 2007                         1,475      1,572,704
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                      2,000      2,118,060
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5s, 2018                         2,500      2,339,075
  New York Thruway Authority, Local Highway & Bridges,
    5.25s, 2013                                           6,000      5,981,340
  New York Urban Development Corp., 5.5s, 2016           14,690     14,828,380
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                5,000      5,126,550
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                           4,525      4,705,774
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                             11,405     11,384,129
  Philadelphia, PA, Municipal Authority, MBIA,
    5.4s, 2017                                            5,000      5,007,000
  Rhode Island Convention Center Authority, MBIA,
    5.25s, 2015                                           8,370      8,401,471
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2014                                           10,000     10,336,200
  Santa Clara County, CA, Certificates of
    Participation, AMBAC, 6.25s, 2016                     8,210      8,386,515
                                                                --------------
                                                                $  242,165,169
------------------------------------------------------------------------------
Refunded and Special Obligations - 16.0%
  Chicago, IL, Public Building Commission Mortgage
    Rev., MBIA ETM, 7.125s, 2015                       $  6,590 $    7,063,030
  Clark County, NV, School District, MBIA, 7s, 2001      10,050     10,343,259
  Commonwealth of Massachusetts, 6.875s, 2001             4,825      5,018,000
  Commonwealth of Massachusetts, ETM, 6.5s, 2008          6,050      6,745,629
  Commonwealth of Massachusetts, FGIC, ETM, 7s, 2009      7,000      8,153,110
  District of Columbia, MBIA, 6.5s, 2010                    295        333,860
  Florida Board of Education, Capital Outlay, ETM,
    9.125s, 2014                                            265        357,890
  Intermountain Power Agency, UT, AMBAC, 6s, 2009         9,000      9,842,940
  Intermountain Power Agency, UT, ETM, 6.15s, 2014       28,220     30,256,638
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s, 2001                               7,945      8,274,002
  Massachusetts Port Authority, "C", ETM, 13s, 2013       3,500      5,536,580
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2003                                 8,950      9,538,910
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2003                                21,520     22,994,766
  New York City, NY, 8s, 2001                             2,475      2,596,077
  New York City, NY, 7.65s, 2002                          4,990      5,288,252
  New York City, NY, 7.7s, 2002                           3,940      4,178,134
  New York City, NY, "B", 7.5s, 2002                      2,940      3,107,698
  New York Urban Development Corp., Correctional
    Facilities, 7.375s, 2002                              4,000      4,233,560
  Pennsylvania Convention Center Authority Rev., ETM,
    6.7s, 2016                                           26,195     30,043,046
  Philadelphia, PA, Municipal Authority Rev., FGIC,
    7.1s, 2001                                            6,000      6,306,660
  Philadelphia, PA, School District, MBIA, 7s, 2001       8,130      8,384,713
  Rhode Island Depositors Economic Protection Corp.,
    ETM, FSA, 5.75s, 2014                                 9,800     10,355,856
  State of Florida, Jacksonville Transportation
    Authority, ETM, 9.2s, 2015                            2,000      2,726,860
  Washington Public Power Supply System Rev.
    (Nuclear Project #2), 7.625s, 2001                   10,815     11,140,748
                                                                --------------
                                                                $  212,820,218
------------------------------------------------------------------------------
Airport and Port Revenue - 1.1%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                        $  5,000 $    5,551,650
  Denver, CO, City & County Airport Rev., RITES,
    7.5s, 2017+ (++)                                      2,500      2,680,925
  Massachusetts Port Authority Rev. "C", 6.125s, 2017 1,500 1,606,485 Niagara, NY, Frontier Transport Authority (Buffalo
    Niagara International Airport), MBIA, 5.875s, 2013    1,485      1,569,704
  Port of Seattle, WA, FGIC, 5.5s, 2021                   4,000      3,975,240
                                                                --------------
                                                                $   15,384,004
------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 15.6%
  Austin, TX, Utility Systems Rev., AMBAC,
     6.75s, 2012                                       $  2,500 $    2,892,425
  Farmington, NM, Pollution Control Rev., 6.3s, 2016      2,195      2,145,612
  Farmington, NM, Pollution Control Rev., 5.8s, 2022 4,880 4,421,768 Georgia Municipal Electric Authority Rev., AMBAC,
    6.5s, 2017                                            8,510      9,584,813
  Intermountain Power Agency, UT, 6.15s, 2014            16,380     17,315,134
  Intermountain Power Agency, UT, MBIA, 6s, 2016         10,000     10,482,200
  Intermountain Power Agency, UT, MBIA, 5s, 2019          9,330      8,837,842
  Long Island, NY, Power Authority Rev., FSA, 0s, 2011 8,135 4,629,791 Massachusetts Municipal Wholesale Electric Co.,
    MBIA, 6.75s, 2017                                     6,030      6,301,652
  Matagorda County, TX (Reliant Energy), 5.95s, 2030 5,500 5,029,640 Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                    4,000      4,715,600
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                      3,000      3,436,740
  North Carolina Eastern Municipal Power, MBIA,
    5.7s, 2013                                            7,000      7,282,170
  North Carolina Eastern Municipal Power, MBIA,
    5.625s, 2014                                          7,735      7,933,944
  North Carolina Eastern Municipal Power, MBIA,
    5.125s, 2017                                         13,425     12,953,514
  North Carolina Eastern Municipal Power, MBIA,
    6.5s, 2018                                            9,250     10,406,528
  North Carolina Municipal Power Agency, No. 1,
    (Catawba Electric Rev.), 6.375s, 2013                 1,500      1,555,980
  Northern California Transmission Agency, MBIA,
    7s, 2013                                              4,000      4,890,480
  Piedmont, SC, Municipal Power Agency, FGIC,
    6.25s, 2021                                           4,150      4,560,103
  Puerto Rico Electric Power Authority, RITES, FSA,
    6.477s, 2015+ (++)                                    2,500      2,576,425
  Puerto Rico Electric Power Authority, RITES, FSA,
    6.477s, 2016+ (++)                                    3,000      3,044,820
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2010                       13,100     13,781,331
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2011                        7,500      7,855,350
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), FSA, 5.125s, 2014                       12,500     12,283,000
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.625s, 2010                      10,000     10,439,800
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.7s, 2012                        15,000     15,593,700
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), FGIC, 0s, 2005                           6,895      5,456,772
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7.125s, 2016                             5,145      6,061,942
                                                                --------------
                                                                $  206,469,076
------------------------------------------------------------------------------
Health Care Revenue - 3.4%
  Baxter County, AR, Hospital Rev., 5.375s, 2014       $  1,000 $      874,230
  Baxter County, AR, Hospital Rev., 5.6s, 2021            2,000      1,689,300
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019       2,500      2,157,900
  Denver, CO, Health & Hospital Rev., 5.375s, 2028        4,350      3,510,972
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital), 5.25s, 2020                        4,345      3,872,742
  Harris County, TX, Health Facilities, Project Series
    A (Texas Childrens Hospital), 5.375s, 2015            4,300      4,174,397
  Illinois Educational Facilities Authority Rev.
    (Centegra Health Systems), 5.25s, 2024                5,500      4,596,900
  Illinois Health Facilities Authority (Condell Medical
    Center), 6.35s, 2015                                  5,000      5,080,150
  Iowa Finance Authority (Genesis Medical Center),
    6.125s, 2016                                          2,195      2,204,570
  Lufkin, TX, Health Facilities Development Corp.,
    (Memorial Health System of East Texas),
    6.875s, 2026                                          1,375      1,290,781
  Lufkin, TX, Health Facilities Development Corp.,
    (Memorial Health System of East Texas),
    5.7s, 2028                                              495        385,496
  Marion County, FL, Hospital District Rev.,
    5.625s, 2019                                          2,610      2,484,511
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System),
    6.75s, 2030                                           1,000      1,016,590
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                         2,500      2,227,975
  Michigan Hospital Finance Authority Rev. (Mercy
    Health Services), 5.625s, 2016                        8,375      8,185,558
  Richland County, OH, Hospital Facilities Rev.,
    6.375s, 2022                                          1,000        997,800
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.7s, 2016                   770        725,040
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                   275        247,063
                                                                --------------
                                                                $   45,721,975
------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.9%
  Dallas Fort Worth, TX, International Airport Facility
    Rev. (American Airlines), 5.95s, 2029              $  1,250 $    1,255,575
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                     6,920      6,634,896
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.) Project Series A, 7s, 2024                     4,000      4,076,280
                                                                --------------
                                                                $   11,966,751
------------------------------------------------------------------------------
Insured Health Care Revenue - 6.6%
 Albany-Dougherty County, GA, Hospital
  Authority Rev.
    (Phoebe Putney Memorial Hospital, Inc.), CARS,
    AMBAC, 6.62s, 2013(++)                             $  1,550 $    1,603,506
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                        6,750      6,498,157
  Illinois Development Finance Authority Rev., "A"
    (Provena Health), MBIA, 5.25s, 2012                   5,900      5,936,757
  Illinois Health Facilities Authority Rev., Unrefunded
    Balance, MBIA, 5.7s, 2011                             3,005      3,131,511
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                           2,900      2,969,716
  Michigan Hospital Finance Authority Rev. (Sisters of
    Mercy Hospital), MBIA, 5.375s, 2014                   9,000      9,170,100
  North Central, TX, Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA,
    5s, 2017                                              6,000      5,664,180
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                              8,980      8,730,895
  Peninsula Ports Authority, VA (Whittaker Memorial),
    FHA, 8.7s, 2023                                       1,595      1,925,739
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.3s, 2006                    1,975      2,008,851
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.875s, 2016                  5,000      5,102,400
  Sayre, PA, Health Care Facilities Authority Rev.
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011         6,000      6,192,780
  Sierra View, CA, Local Health Care District Rev.,
    ACA, 5.25s, 2018                                      5,000      4,824,950
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021        6,000      6,336,900
  Tarrant County, TX, Health Facilities Development
    Corp. (Texas Health Resources), MBIA, 5.25s, 2018 8,605 8,345,215 Washington County, PA, Hospital Authority Rev.
    (Washington Hospital), AMBAC, 7.15s, 2017             9,000      9,256,770
                                                                --------------
                                                                $   87,698,427
------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.2%
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                   $  1,850 $    1,855,013
  California Statewide Community Development Authority
    (Irvine Apartments), 5.25s, 2025                      3,500      3,448,760
  Colorado Housing Finance Authority, FHA, 8.3s, 2023     4,000      4,228,280
  Panhandle,TX, Regional Housing Finance, 6.625s, 2020      670        681,578
  Panhandle, TX, Regional Housing Finance, 6.75s, 2031 3,330 3,415,581 San Bernardino County, CA, Housing Authority Rev.,
    (Equity Residential Redlands), 5.2s, 2029             2,000      2,005,420
                                                                --------------
                                                                $   15,634,632
------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.5%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                        $  3,640 $    4,036,906
  Illinois Sales Tax Rev., 0s, 2009                       8,965      5,801,072
  Illinois Sales Tax Rev., 6.5s, 2022                     5,000      5,545,150
  Metropolitan Atlanta, GA, Rapid Transit Authority,
    6.25s, 2018                                           4,580      5,008,367
  Pennsylvania Turnpike Commission Oil, AMBAC,
    5.25s, 2018                                          10,520     10,336,321
  Territory of Virgin Islands, Public Finance
    Authority, 5.5s, 2022                                 2,000      1,869,000
                                                                --------------
                                                                $   32,596,816
------------------------------------------------------------------------------
Single Family Housing Revenue - 7.1%
  California Housing Finance Agency Rev., Home
    Mortgage, FSA, 0s, 2019                            $ 27,715 $    9,216,623
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                              6,395      1,468,740
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2028                              4,340      1,030,837
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2029                             10,000      2,424,600
  California Rural Home Mortgage Finance Authority,
    GNMA/FNMA, 6.55s, 2030                                1,765      1,877,130
  California Rural Home Mortgage Finance Authority,
    GNMA/FNMA, 6.1s, 2031                                 1,000      1,113,300
  Chicago, IL, Single Family Mortgage Rev., FNMA/GNMA,
    7.05s, 2030                                             900        968,778
  Colorado Housing Finance Authority, 7.15s, 2014           440        475,706
  Colorado Housing Finance Authority, 6.05s, 2016         1,250      1,296,700
  Colorado Housing Finance Authority, 7.45s, 2016         1,395      1,545,409
  Colorado Housing Finance Authority, 6.75s, 2021         1,080      1,163,851
  Colorado Housing Finance Authority, FHA/VA MTGS,
    8.4s, 2021                                              800        885,848
  Colorado Housing Finance Authority, 6.55s, 2025         1,105      1,178,460
  Colorado Housing Finance Authority, 7.4s, 2027          1,280      1,361,600
  Colorado Housing Finance Authority, 6.8s, 2030          2,200      2,373,404
  Colorado Housing Finance Authority, 7.25s, 2031         2,000      2,226,360
  Denver, CO, City and County (Metro Mayors Caucus),
    GNMA/FNMA/FHLMC, 6.5s, 2031                           3,600      4,009,428
  Jefferson Parish, LA, Home Mortgage Authority,
    FNMA/GNMA, 7.5s, 2026                                 1,000      1,102,130
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                     1,345      1,436,541
  Lee County, FL, Housing Authority Rev., GNMA,
    7s, 2031                                                775        829,335
  Louisiana Housing Finance Agency, FNMA/GNMA,
    7.55s, 2031                                           2,520      2,815,772
  Lubbock, TX, Housing Finance Corp., GNMA/FNMA,
    6.1s, 2030                                            3,645      3,767,035
  Maricopa County, AR, GNMA/FNMA/FHLMC, 6s, 2024            500        558,750
  Maryland Community Development Administration,
    7.3s, 2025                                            6,495      6,644,255
  Mississippi Home Corp., GNMA, 7.55s, 2027               1,685      1,826,051
  Missouri Housing Development Commission, GNMA/FNMA,
    6.7s, 2030                                            4,450      4,723,675
  Missouri Housing Development Commission, GNMA/FNMA
    7.45s, 2031                                           1,000      1,111,000
  Nebraska Investment Finance Authority,
    GNMA/FNMA/FHLMC, 5.6s, 2020                           3,400      3,383,782
  New Hampshire State Housing Finance Authority,
    6.85s, 2030                                           6,200      6,625,196
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 7.1s, 2030                       1,200      1,310,556
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 6.8s, 2031                       2,500      2,684,325
  Oklahoma Housing Finance Agency, 6.8s, 2016               975      1,025,876
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                     2,800      3,082,016
  San Bernardino County, CA, GNMA/FNMA, 6.45s, 2020       1,750      1,920,713
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026 3,355 3,620,079 Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                  9,835     10,553,840
                                                                --------------
                                                                $   93,637,701
------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority
    (Southwest County Resource Recovery), MBIA,
    7.2s,  2005                                        $  3,000 $    3,293,790
------------------------------------------------------------------------------
Special Assessment District - 0.5%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021           $  6,435 $    6,572,645
------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
  Arizona Student Loan Acquisition Authority, 5.8s,
    2016                                               $  2,500 $    2,545,000
  Arizona Student Loan Acquisition Authority, 5.85s,
    2017                                                  2,800      2,852,584
                                                                --------------
                                                                $     5,397,58
------------------------------------------------------------------------------
Turnpike Revenue - 3.3%
  E 470 Public Highway Authority, CO, MBIA, 0s, 2017 $ 5,000 $ 1,775,700 Illinois Regional Transport Authority, MBIA,
    6.25s, 2016                                           2,870      3,152,465
  Illinois Regional Transport Authority, MBIA,
    6.25s, 2018                                           4,400      4,813,380
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease Series A, FSA,
    6s, 2016                                              1,325      1,399,187
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                   8,500      8,452,570
  New Jersey Turnpike Authority, RITES, 6.55s,
    2020+ (++)                                            5,000      4,957,600
  New York Thruway Authority Service Contract, Local
    Highway & Bridge, "A2", MBIA, 5.375s, 2016            5,000      5,010,250
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2012                                                  2,200        970,222
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2013                                                  7,000      2,864,610
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2014                                                  6,500      2,465,905
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2015                                                  7,300      2,564,782
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2016                                                  1,900        617,595
  Texas Turnpike Authority, Dallas Thruway Rev.
    (President George Bush Turnpike), AMBAC, 5s, 2016     4,500      4,353,615
                                                                --------------
                                                                $   43,397,881
------------------------------------------------------------------------------
Universities - 2.2%
  Clark County, NV, Economic Development Rev.
    (Alexander Dawson School), 5.5s, 2020              $  6,000 $    5,885,820
  Maine Finance Authority (Waynflete School), 6.5s,
    2024                                                  1,500      1,534,485
  Massachusetts Development Finance Agency Rev. (Mass
    College of Pharmacy), 6.625s, 2020                      350        358,915
  Massachusetts Health & Higher Education Authority
    (Harvard University), RITES, 8.182s, 2020+ (++)       8,410     10,448,920
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                         3,805      3,788,296
  Ohio State University, 6s, 2017                           500        525,465
  Texas A & M University, Permanent University Fund,
    0s, 2007                                              6,695      4,807,412
  University of Akron, OH, General Receipts, FGIC, 6s,
    2015                                                  1,000      1,072,680
  University of New Mexico, MBIA, 5.75s, 2020               500        520,410
                                                                --------------
                                                                $   28,942,403
------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.9%
  Forsyth County, GA, Water & Sewage Authority, 6.25s,
    2019                                               $  1,000 $    1,072,320
  Forsyth County, GA, Water & Sewage Authority, 6.25s,
    2021                                                  1,055      1,127,932
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s,
    2018                                                 10,000      9,481,800
                                                                --------------
                                                                $   11,682,052
------------------------------------------------------------------------------
Other - 0.7%
  Alabama Building Renovation Authority, AMBAC, 6s,
    2015                                               $  1,610 $    1,700,917
  Alabama Building Renovation Authority, AMBAC, 6s,
    2016                                                  1,705      1,805,663
  Orange County, CA, California Recovery Certificates,
    MBIA, 6s, 2026                                        5,000      5,185,800
  Rail Connections Inc., MA, Rev., 0s, 2015                 375        149,955
  Rail Connections Inc., MA, Rev., 0s, 2016                 450        165,294
  Rail Connections Inc., MA, Rev., 0s, 2017                 975        330,710
                                                                --------------
                                                                $    9,338,339
------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,245,255,359)         $1,306,594,356
------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.4%
------------------------------------------------------------------------------
  Bartow County, GA, Development Authority, Pollution
    Control Rev., (Georgia Power Co.), due 09/01/00 $ 190 $ 190,000 Massachusetts Health Educational Facilities Rev.
    (Berklee College Of Music), due 09/07/00                110        110,000
  New Castle, PA, Area Hospital Authority, (Jameson
    Memorial Hospital), due 09/07/00                        600        600,000
  Pinellas County, FL, Health Facility Authority, due
    09/01/00                                                300        300,000
  Sevier County, TN, Public Building Authority, due
    09/07/00                                              3,850      3,850,000
------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost and
Value                                                           $    5,050,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,250,305,359)             $1,311,644,356
Other Assets, Less Liabilities - 1.2%                               15,419,749
------------------------------------------------------------------------------
Net assets - 100.0%                                             $1,327,064,105
------------------------------------------------------------------------------
   + Restricted security.
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,250,305,359)   $1,311,644,356
  Cash                                                              29,558
  Receivable for investments sold                                  475,455
  Receivable for fund shares sold                                2,502,646
  Interest receivable                                           16,477,391
  Other assets                                                      22,007
                                                            --------------
      Total assets                                          $1,331,151,413
                                                            --------------
Liabilities:
  Distributions payable                                     $    2,510,145
  Payable for fund shares reacquired                             1,238,970
  Payable to affiliates -
    Management fee                                                  14,417
    Shareholder servicing agent fee                                  3,621
    Distribution and service fee                                     4,672
    Administrative fee                                                 634
  Accrued expenses and other liabilities                           314,849
                                                            --------------
      Total liabilities                                     $    4,087,308
                                                            --------------
Net assets                                                  $1,327,064,105
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,275,891,580
  Unrealized appreciation on investments                        61,338,997
  Accumulated distributions in excess of net realized
    gain on investments                                        (13,272,999)
  Accumulated undistributed net investment income                3,106,527
                                                            --------------
      Total                                                 $1,327,064,105
                                                            ==============
Shares of beneficial interest outstanding                    129,001,651
                                                             ===========

Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,256,800,912 / 122,163,904
    shares of beneficial interest outstanding)                 $10.29
                                                               ======
  Offering price per share (100 / 95.25)                       $10.80
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $70,263,193 / 6,837,747
     shares of beneficial interest outstanding)                $10.28
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Interest income                                            $ 79,843,939
                                                             ------------
  Expenses -
    Management fee                                           $  5,490,909
    Trustees' compensation                                         66,111
    Shareholder servicing agent fee                             1,346,513
    Distribution and service fee (Class B)                        562,966
    Administrative fee                                            182,621
    Custodian fee                                                 335,663
    Printing                                                       46,500
    Postage                                                        75,526
    Auditing fees                                                  35,349
    Legal fees                                                      9,757
    Miscellaneous                                                 285,982
                                                             ------------
      Total expenses                                         $  8,437,897
    Fees paid indirectly                                         (311,642)
                                                             ------------
      Net expenses                                           $  8,126,255
                                                             ------------
        Net investment income                                $ 71,717,684
                                                             ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                  $(12,349,448)
    Futures contracts                                            (344,235)
                                                             ------------
      Net realized loss on investments                       $(12,693,683)
                                                             ------------
  Change in unrealized appreciation (depreciation)  -
    Investments                                              $ 23,593,514
    Futures contracts                                            (194,465)
                                                             ------------
      Net unrealized gain on investments                     $ 23,399,049
                                                             ------------
        Net realized and unrealized gain on investments      $ 10,705,366
                                                             ------------
          Increase in net assets from operations             $ 82,423,050
                                                             ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                              2000               1999
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $    71,717,684    $    77,218,828
  Net realized gain (loss) on investments                                   (12,693,683)        19,746,309
  Net unealized gain (loss) on investments                                   23,399,049       (110,665,661)
                                                                        ---------------    ---------------
    Increase (decrease) in net assets from operations                   $    82,423,050    $   (13,700,524)
                                                                        ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $   (68,514,103)   $   (74,017,246)
  From net investment income (Class B)                                       (3,288,567)        (3,352,797)
  From net realized gain on investments (Class A)                            (8,329,020)       (14,781,390)
  From net realized gain on investments (Class B)                              (460,316)          (768,647)
  In excess of net realized gain on investments (Class A)                   (12,225,459)              --
  In excess of net realized gain on investments (Class B)                      (675,657)              --
                                                                        ---------------    ---------------

    Total distributions declared to shareholders                        $   (93,493,122)   $   (92,920,080)
                                                                        ---------------    ---------------
Net decrease in net assets from fund share transactions                 $  (124,835,503)   $  (151,198,802)
                                                                        ---------------    ---------------
      Total decrease in net assets                                      $  (135,905,575)   $  (257,819,406)
Net assets:
  At beginning of period                                                  1,462,969,680      1,720,789,086
                                                                        ---------------    ---------------

  At end of period (including accumulated undistributed  net
     investment income of $3,106,527 and $2,819,630, respectively)      $ 1,327,064,105    $ 1,462,969,680
                                                                        ===============    ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2000              1999             1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $10.35            $11.09           $10.99          $10.75          $10.83
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.54            $ 0.53           $ 0.54          $ 0.57          $ 0.59
  Net realized and unrealized gain (loss) on
    investments                                        0.09             (0.64)            0.28            0.24           (0.09)
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $ 0.63            $(0.11)          $ 0.82          $ 0.81          $ 0.50
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.54)           $(0.53)          $(0.54)         $(0.57)         $(0.58)
  From net realized gain on investments               (0.06)            (0.10)           (0.18)           --              --
  In excess of net realized gain on
    investments                                       (0.09)             --               --              --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.69)           $(0.63)          $(0.72)         $(0.57)         $(0.58)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.29            $10.35           $11.09          $10.99          $10.75
                                                     ======            ======           ======          ======          ======
Total return(+)                                        6.51%            (1.08)%           7.78%           7.75%           4.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.58%             0.57%            0.60%           0.60%           0.60%
  Net investment income                                5.32%             4.87%            4.90%           5.29%           5.37%
Portfolio turnover                                       25%               30%              79%             91%             84%
Net assets at end of period (000,000 Omitted)        $1,257            $1,385           $1,639          $1,660          $1,798

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2000              1999             1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $10.34            $11.08           $10.99          $10.74          $11.10
                                                     ------            ------           ------          ------          ------

Income from investment operations# -
  Net investment income                              $ 0.46            $ 0.44           $ 0.45          $ 0.48          $ 0.49
  Net realized and unrealized gain (loss) on
    investments                                        0.09             (0.64)            0.28            0.25           (0.37)
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $ 0.55            $(0.20)          $ 0.73          $ 0.73          $ 0.12
                                                     ------            ------           ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                         $(0.46)           $(0.44)          $(0.46)         $(0.48)         $(0.48)
  From net realized gain on investments               (0.06)            (0.10)           (0.18)           --              --
  In excess of net realized gain on
    investments                                       (0.09)             --               --              --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.61)           $(0.54)          $(0.64)         $(0.48)         $(0.48)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.28            $10.34           $11.08          $10.99          $10.74
                                                     ======            ======           ======          ======          ======
Total return                                           5.70%            (1.87)%           6.85%           6.84%           3.69%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.37%             1.37%            1.40%           1.46%           1.55%
  Net investment income                                4.55%             4.07%            4.10%           4.42%           4.42%
Portfolio turnover                                       25%               30%              79%             91%             84%
Net assets at end of period (000,000 Omitted)           $70               $78              $81             $76             $71

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $371,883 was reclassified from accumulated distributions in excess of net realized gain on investments to accumulated undistributed net investment income, due to differences between book and tax accounting for market discount on tax-exempt obligations. This change had no effect on the net assets or net asset value per share.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $2,836,016 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

  BASED ON AVERAGE NET ASSETS                BASED ON GROSS INCOME
  -------------------------------------      ---------------------------------
  First $200 million             0.220%      First $16 million           4.12%
  In excess of $200 million      0.187%      In excess of $16 million    3.51%
  In excess of $2 billion        0.168%      In excess of $160 million   3.16%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $23,871 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $122,107 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD received no portion of the service fee, for Class B, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.79% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $22 and $181,862 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $334,131,128 and $475,545,317, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,250,307,206
                                                               --------------
Gross unrealized appreciation                                  $   71,890,038
Gross unrealized depreciation                                     (10,552,888)
                                                               --------------
    Net unrealized appreciation                                $   61,337,150
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED AUGUST 31, 2000            YEAR ENDED AUGUST 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             21,409,896    $   214,074,774         86,556,394    $   951,673,399
Shares issued to shareholders in
  reinvestment of distributions          5,370,090         53,894,466          4,967,172         54,089,815
Shares reacquired                      (38,453,166)      (385,421,732)      (105,494,679)    (1,159,458,546)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                       (11,673,180)   $  (117,452,492)       (13,971,113)   $  (153,695,332)
                                   ===============    ===============    ===============    ===============

Class B shares
                                           YEAR ENDED AUGUST 31, 2000            YEAR ENDED AUGUST 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              1,147,122    $    11,490,923          1,660,763    $    18,143,122
Shares issued to shareholders in
  reinvestment of distributions            276,350          2,770,673            236,006          2,566,087
Shares reacquired                       (2,158,456)       (21,644,607)        (1,676,695)       (18,212,679)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)               (734,984)   $    (7,383,011)           220,074    $     2,496,530
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $10,499. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance sheet risk at the end of the period.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.7% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                  DATE OF             PAR
DESCRIPTION                                   ACQUISITION          AMOUNT            COST            VALUE
----------------------------------------------------------------------------------------------------------
Chicago, IL, RITES, 6.554s, 2018                 03/20/00      $5,900,000      $5,701,613      $ 6,022,838
Chicago, IL, Board of Education, RITES,
  FGIC, 5.887s, 2019                             02/09/00       5,000,000       3,984,600        4,778,600
Denver, CO, City & County Airport Rev.,
  RITES, 7.5s, 2017                              08/28/00       2,500,000       2,683,700        2,680,925
Massachusetts Health & Higher Education
  Authority (Harvard University), RITES,
  8.182s, 2020                                   11/08/99       8,410,000       9,569,030       10,448,920
New Jersey Turnpike Authority, RITES,
  6.55s, 2020                                    04/19/00       5,000,000       4,639,110        4,957,600
Puerto Rico Electric Power Authority,
  RITES, FSA, 6.477s, 2015                       09/16/99       2,500,000       2,441,250        2,576,425
Puerto Rico Electric Power Authority,
  RITES, FSA, 6.477s, 2016                       09/16/99       3,000,000       2,854,200        3,044,820
State of California, RITES, 6.977s, 2012         11/08/99       6,000,000       6,303,508        6,894,600
State of California, RITES, 7.477s, 2017         01/03/00       6,875,000       6,766,513        7,648,644
                                                                                               -----------
                                                                                               $49,053,372
                                                                                               ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Municipal Bond
Fund:

We have audited the accompanying statements of assets and liabilities of MFS Municipal Bond Fund (one of the series comprising MFS Series Trust IV), including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Bond Fund as of August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 5, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL
DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $20,364,509 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

MFS(R) MUNICIPAL BOND FUND

TRUSTEES                                   SECRETARY
J. Atwood Ives+ - Chairman and Chief       Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)             ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                       CUSTODIAN
                                           State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of      AUDITORS
Business Administration                    Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor     INVESTOR INFORMATION
                                           For information on MFS mutual funds,
Arnold D. Scott* - Senior Executive        call your investment professional
Vice President, Director, and Secretary,   or, for an information kit, call
MFS Investment Management                  toll free: 1-800-637-2929 any
                                           business day from 9 a.m. to 5 p.m.
Jeffrey L. Shames* - Chairman and Chief    Eastern time (or leave a message
Executive Officer, MFS Investment          anytime).
Management
                                           INVESTOR SERVICE
Elaine R. Smith+ - Independent Consultant  MFS Service Center, Inc.
                                           P.O. Box 2281
David B. Stone+ - Chairman, North          Boston, MA 02107-9906
American Management Corp.
(investment adviser)                       For general information, call toll
                                           free: 1-800-225-2606 any business
INVESTMENT ADVISER                         day from 8 a.m. to 8 p.m. Eastern
Massachusetts Financial Services Company   time.
500 Boylston Street
Boston, MA 02116-3741                      For service to speech- or
                                           hearing-impaired, call toll free:
DISTRIBUTOR                                1-800-637-6576 any business day from
MFS Fund Distributors, Inc.                9 a.m. to 5 p.m. Eastern time. (To
500 Boylston Street                        use this service, your phone must be
Boston, MA 02116-3741                      equipped with a Telecommunications
                                           Device for the Deaf.)
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                         For share prices, account balances,
                                           exchanges, or stock and bond
PORTFOLIO MANAGERS                         outlooks, call toll free:
Michael L. Dawson*                         1-800-MFS-TALK (1-800-637-8255)
Geoffrey L. Schechter*                     anytime from a touch-tone telephone.

TREASURER                                  WORLD WIDE WEB
James O. Yost*                             www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) MUNICIPAL BOND FUND                                          ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                        MMB-2 10/00 44M 17/217